                      SECOND AMENDMENT TO CREDIT AGREEMENT

         THIS SECOND AMENDMENT TO CREDIT AGREEMENT (the "Amendment") dated as of the 30th day of April, 1996, by and among Lenfest Communications, Inc., a Delaware corporation (the "Borrower"), The Toronto-Dominion Bank ("T-D"), PNC Bank, National Association ("PNC"), NationsBank of Texas, N.A. ("NB"), The Bank of California, N.A., Bank of Montreal, The Bank of New York (NJ), The Bank of Nova Scotia, Banque Nationale de Paris, Chemical Bank, CIBC Inc., CoreStates Bank, N.A., Credit Lyonnais Cayman Island Branch, Dresdner Bank AG, New York and Grand Cayman Branches, The First National Bank of Maryland, First Hawaiian Bank, LTCB Trust Company, MeesPierson N.V., Merita Bank Ltd, Grand Cayman Branch, Royal Bank of Canada, The Sumitomo Bank, Ltd. and Van Kampen American Capital Prime Rate Income Trust (collectively herein referred to as the "Lenders"), and Toronto Dominion (Texas), Inc., in its capacity as administrative agent for the Lenders (the "Administrative Agent"), and T-D, PNC and NB, in their capacities as arranging agents for the Lenders (the "Arranging Agents"),

                              W I T N E S S E T H:

         WHEREAS, the Borrower, the Administrative Agent, the Arranging Agents and the Lenders are parties to that certain Credit Agreement dated as of December 14, 1995, as amended by First Amendment to Credit Agreement dated as of February 29, 1996 (as so amended, the "Credit Agreement"); and

         WHEREAS, the Borrower has requested that the Lenders amend the Credit Agreement to, among other things, permit the Borrower to incur certain additional indebtedness and to issue a guaranty of certain obligations of Australis Media Limited; and

         WHEREAS, the Administrative Agent, the Arranging Agents and the Lenders have agreed to amend the Credit Agreement as set forth herein;

         NOW THEREFORE, in consideration of the premises set forth above, the covenants and agreements hereinafter set forth, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree that all capitalized terms used herein shall have the meanings ascribed thereto in the Credit Agreement, and further agree as follows:

         1. Amendments to Article 1.

         (a) Article 1 of the Credit Agreement, Definitions, is hereby amended by adding the following definitions in the appropriate alphabetical order:

                  "'Australis Media Credit Facility' shall mean the credit facility among Australis Media Limited, Australis Holdings Pty. Limited, Chase Manhattan Australia Limited and certain banks party thereto, as the same may hereafter be amended from time to time."

                  "'Australis Media Indebtedness' shall mean the Indebtedness for Money Borrowed incurred under the Australis Media Credit Facility."

                  "'Australis Media Limited' shall mean Australis Media Limited, a corporation organized under the laws of Australia."

                  "'Dollar' or '$' shall mean (except where specifically designated otherwise) lawful money of the United States of America."

                  "'LCI Guaranty' shall mean that certain Guaranty issued by the Borrower to the lenders under the Australis Media Credit Facility, pursuant to which the Borrower has Guaranteed the Australis Media Indebtedness up to seventy-five million Dollars ($75,000,000.00).

                  "'LCI Guaranty Backup Facility' shall mean that certain Senior Subordinated Credit Agreement, between the Borrower and The Toronto-Dominion Bank, as the same may be amended from time to time, pursuant to which the Borrower may obtain loans solely with respect to draws under the LCI Guaranty."

                  "'Total Debt' shall mean, as of any calculation date, the sum of (a) Funded Debt, plus (b) the unfunded principal amount of the LCI Guaranty plus (c) the principal amount outstanding under the LCI Guaranty Backup Facility."

         (b) Article 1 of the Credit Agreement, Definitions, is hereby amended by deleting the definition of "Funded Debt" in its entirety, and by inserting in lieu thereof the following:

                  "'Funded Debt' shall mean, with respect to the Borrower and the Restricted Subsidiaries on a consolidated basis as of any calculation date, the sum of (a) Indebtedness for Money Borrowed (which for all periods prior to October 1, 1996, shall exclude the LCI Guaranty Backup Facility), plus (b) Guaranties (which for all periods prior to October 1, 1996, shall exclude the LCI Guaranty) plus (c) the principal portion of Capitalized Lease Obligations, all as determined in accordance with GAAP."

         2. Amendment to Article 2. Section 2.3(f) of the Credit Agreement, Applicable Margin, is hereby amended by deleting the table appearing at the end of such subsection, and by inserting in lieu thereof the following:


                                                            the Applicable                       the Applicable
                                                              Margin for                           Margin for
         "If the Leverage                                 Base Rate Advances                     LIBOR Advances
         Ratio is:                            then             shall be               and           shall be
         ---------                                             --------                             --------
         Greater than or equal                                  1.250%                               2.250%
         to 6.75:1

         Greater than or equal                                  0.750%                               1.750%
         to 6.50:1, but less
         than 6.75:1

         Greater than or equal                                  0.500%                               1.500%
         to 6.00:1, but less
         than 6.50:1

         Greater than or equal                                  0.375%                               1.375%
         to 5.50:1, but less
         than 6.00:1

         Greater than or equal                                  0.125%                               1.125%
         to 5.00:1, but less
         than 5.50:1

         Greater than or equal                                  0.000%                               0.875%
         to 4.50:1, but less
         than 5.00:1

         Less than 4.50:1                                       0.000%                              0.750%"


         3. Amendment to Article 3. Section 3.3(c) of the Credit Agreement, Conditions Precedent to Each Advance, is hereby amended by deleting the phrase "and 7.16" appearing in the seventh line thereof and replacing it with the phrase ", 7.16 and 7.17".

         4. Amendment to Article 6. Section 6.4(b) of the Credit Agreement, Performance Certificates, is hereby amended by deleting the phrase "and 7.16" appearing in the fifth line thereof and replacing it with the phrase ", 7.16 and 7.17".

         5. Amendments to Article 7.

         (a) Section 7.1 of the Credit Agreement, Indebtedness of the Borrower and the Restricted Subsidiaries, is hereby amended by deleting Section 7.1(d) in its entirety and replacing it with the following:

                  "(d) Unsecured Indebtedness for Money Borrowed (including, without limitation the LCI Guaranty Backup Facility), Indebtedness arising under Guaranties (including, without limitation, the LCI Guaranty) and Capitalized Lease Obligations in an aggregate amount not to exceed (i) prior to the Maturity Date (as defined in the LCI Guaranty Backup Facility) of the LCI Guaranty Backup Facility, $78,000,000 at any time outstanding or (ii) on or after the Maturity Date (as defined in the LCI Guaranty Backup Facility) of the LCI Guaranty Backup Facility, $25,000,000 at any time outstanding;"

         (b) Section 7.4 of the Credit Agreement, Liquidation, Change in Ownership, Disposition or Acquisition of Assets; Change in Business, is hereby amended by deleting the phrase "and 7.16" appearing in the next to the last sentence of Section 7.4(b) and by replacing it with the phrase ", 7.16 and 7.17".

         (c) Section 7.5 of the Credit Agreement, Limitation on Guaranties, is hereby amended by inserting the following immediately before the period in clause (b) thereof:

         ", including, without limitation, the LCI Guaranty, in an amount not to exceed seventy-five million Dollars
         ($75,000,000.00)."

         (c) Section 7.6 of the Credit Agreement, Investments, is hereby amended by (i) deleting the word "and" immediately before the "(e)" in the twenty-second line and (ii) inserting the following immediately before the period in clause
(e) thereof:

         ", and (f) on or prior to the earlier to occur of (i) September 30, 1996 and (ii) the expiration of the LCI Guaranty, make loans to or investments in Australis Media Limited in connection with the LCI Guaranty which loans to or investments in Australis Media Limited when added to the amount outstanding under the LCI Guaranty Backup Facility shall not at any time exceed $75,000,000 in the aggregate."

         (d) Section 7.8 of the Credit Agreement, Leverage Ratio, is hereby amended by deleting the table appearing at the end of such Section, and by inserting in lieu thereof the following:

                                                                       Leverage
                  "Period                                               Ratio
                  -------                                               -----

         From January 1, 1996, through
         March 31, 1996                                                6.75:1

         From April 1, 1996, through
         June 30, 1996                                                 6.90:1

         From July 1, 1996, through
         September 30, 1996                                            6.50:1

         From October 1, 1996, through
         December 31, 1996                                             6.25:1

         From January 1, 1997, through
         December 31, 1997                                             5.75:1

         From January 1, 1998, through
         December 31, 1998                                             5.25:1

         From January 1, 1999, through
         December 31, 1999                                             5.00:1

         From January 1, 2000, through
         December 31, 2000                                             4.50:1

         January 1, 2001, and all times
         thereafter                                                    4.00:1"

         (e) Article 7 of the Credit Agreement is hereby amended by adding the following new Section 7.17:

                  "Section 7.17 Total Debt to Annualized Operating Cash Flow Ratio. (a) As of the end of any calendar quarter, (b) at the time of any Advance which increases the aggregate principal amount of the Loans outstanding hereunder, and (c) at the time of any proposed sale, lease, transfer, exchange or other disposition of assets, any proposed acquisition of assets, or any proposed investment in any other Person, the Borrower shall not permit the ratio of Total Debt to Annualized Operating Cash Flow for the calendar quarter end being tested in the case of Section 7.17(a) above, or the most recent quarter end for which financial statements are required to be delivered to the Administrative Agent and the Lenders pursuant to Sections 6.1 and 6.2 hereof in the case of Sections 7.17(b) and (c) above, to exceed 7.25 to 1 through September 30, 1996. After September 30, 1996, this Section 7.17 shall cease to be operative."

         6. Waiver and Consent. The Administrative Agent and the Lenders hereby waive any Default or Event of Default which may have arisen under Section 7.3(a) of the Credit Agreement due to the fact that the Borrower has amended and restated its Certificate of Incorporation and portions of its Bylaws and hereby consent to such amendments to the Certificate of Incorporation and Bylaws.

         7. No Other Amendment or Waiver. Notwithstanding the agreement of the Administrative Agent, the Arranging Agents, and the Lenders to the terms and provisions of this Amendment, the Borrower acknowledges and expressly agrees that this Amendment is limited to the extent expressly set forth herein and shall not constitute a modification of the Credit Agreement or a course of dealing at variance with the terms of the Credit Agreement (other than as expressly set forth above) so as to require further notice by the Administrative

Agent, the Arranging Agents or the Lenders, or any of them, of its or their intent to require strict adherence to the terms of the Credit Agreement in the future. All of the terms, conditions, provisions and covenants of the Credit Agreement and the other Loan Documents shall remain unaltered and in full force and effect except as expressly modified by this Amendment.

         8. Representations and Warranties. The Borrower hereby represents and warrants in favor of the Administrative Agent, each of the Arranging Agents and each Lender, as follows:

                    (i) Each representation and warranty set forth in Article 4 of the Credit Agreement is hereby restated and affirmed as true and correct in all material respects as of the date hereof, except to the extent previously fulfilled in accordance with the terms of the Credit Agreement, as amended hereby, and to the extent relating specifically to the Agreement Date or otherwise inapplicable;

                   (ii) The Borrower has the corporate power and authority to enter into this Amendment and to do all acts and things as are required or contemplated hereunder to be done, observed and performed by it;

                  (iii) This Amendment has been duly authorized, validly executed and delivered by Authorized Signatories, and constitutes the legal, valid and binding obligation of the Borrower enforceable against it in accordance with its terms, subject, as to enforcement of remedies, to the following qualifications: (i) an order of specific performance and an injunction are discretionary remedies and, in particular, may not be available where damages are considered an adequate remedy at law, and (ii) enforcement may be limited by bankruptcy, insolvency, liquidation, reorganization, reconstruction and other similar laws affecting enforcement of creditors' rights generally (insofar as any such law relates to the bankruptcy, insolvency or similar event of the Borrower); and

                   (iv) The execution and delivery of this Amendment and the Borrower's performance hereunder do not and will not require the consent or approval of any regulatory authority or governmental authority or agency having jurisdiction over the Borrower, nor be in contravention of or in conflict with the certificate of incorporation or the by-laws of the Borrower, or the provision of any statute, judgment, order, indenture, instrument, agreement, or undertaking to which the Borrower is party or by which the Borrower's assets or properties are or may become bound.

         9. Conditions Precedent to Effectiveness of Amendment. The effectiveness of this Amendment is subject to the following:

                    (i) the truth and accuracy of the representations and warranties contained in Section 8 hereof;

                   (ii) receipt by the Administrative Agent on behalf of the Lenders of the amendment fee specified in the amendment fee letter of even date herewith; and

                  (iii) receipt by the Administrative Agent of all other documents as the Administrative Agent shall reasonably request.

         10. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such separate counterparts shall together constitute one and the same instrument.

         11. Loan Documents. Each reference in the Credit Agreement or any other Loan Document to the term "Credit Agreement" shall hereafter mean and refer to the Credit Agreement as amended hereby or as the same may hereafter be amended.

         12. Governing Law. This Amendment shall be construed in accordance with and governed by the laws of the State of New York, without giving effect to any conflict of laws principles.

                  [Remainder of page intentionally left blank]

         IN WITNESS WHEREOF, the parties hereto cause their respective duly authorized officers or representatives to execute, deliver and, in the case of the Borrower, seal this Amendment as of the day and year first above written, to be effective as of the day and year first above written.

BORROWER:                 LENFEST COMMUNICATIONS, INC., a Delaware corporation

                          By:_________________________________________________

[CORPORATE SEAL]                 Its:__________________________________________

                           Attest:_____________________________________________

                                 Its:__________________________________________

ADMINISTRATIVE AGENT:     TORONTO DOMINION (TEXAS), INC.

                          By:_________________________________________________

                                 Its:__________________________________________

ARRANGING

AGENTS:                   THE TORONTO-DOMINION BANK

                          By:_________________________________________________

                                 Its:__________________________________________


                          PNC BANK, NATIONAL ASSOCIATION

                          By:_________________________________________________

                                 Its:__________________________________________


                          NATIONSBANK OF TEXAS, N.A.

                          By:_________________________________________________

                                 Its:__________________________________________


LENDERS:                  THE TORONTO-DOMINION BANK

                          By:_________________________________________________

                                 Its:__________________________________________



                                                    LENFEST COMMUNICATIONS, INC.
                                            SECOND AMENDMENT TO CREDIT AGREEMENT
                                                                Signature Page 1

                          PNC BANK, NATIONAL ASSOCIATION

                          By:_________________________________________________

                                 Its:__________________________________________


                          NATIONSBANK OF TEXAS, N.A.

                          By:_________________________________________________

                                 Its:__________________________________________


                          THE BANK OF CALIFORNIA, N.A.

                          By:_________________________________________________

                                 Its:__________________________________________



                          BANK OF MONTREAL

                          By:_________________________________________________

                                 Its:__________________________________________



                          THE BANK OF NEW YORK (NJ)

                          By:_________________________________________________

                                 Its:__________________________________________



                          THE BANK OF NOVA SCOTIA

                          By:_________________________________________________

                                 Its:__________________________________________



                          BANQUE NATIONALE DE PARIS

                          By:_________________________________________________

                                 Its:__________________________________________


                          By:_________________________________________________

                                 Its:__________________________________________



                                                    LENFEST COMMUNICATIONS, INC.
                                            SECOND AMENDMENT TO CREDIT AGREEMENT
                                                                Signature Page 2

                          CHEMICAL BANK

                          By:_________________________________________________

                                 Its:__________________________________________


                          CIBC INC.

                          By:_________________________________________________

                                 Its:__________________________________________



                          CORESTATES BANK, N.A.

                          By:_________________________________________________

                                 Its:__________________________________________



                          CREDIT LYONNAIS CAYMAN ISLAND BRANCH

                          By:_________________________________________________

                                 Its:__________________________________________



                          DRESDNER BANK AG, NEW YORK AND GRAND
                          CAYMAN BRANCHES

                           By:_________________________________________________

                                 Its:__________________________________________


                          By:_________________________________________________

                                 Its:__________________________________________



                           THE FIRST NATIONAL BANK OF MARYLAND

                           By:_________________________________________________

                                 Its:__________________________________________



                          FIRST HAWAIIAN BANK

                          By:_________________________________________________

                                 Its:__________________________________________



                                                    LENFEST COMMUNICATIONS, INC.
                                            SECOND AMENDMENT TO CREDIT AGREEMENT
                                                                Signature Page 3

                          LTCB TRUST COMPANY

                          By:_________________________________________________

                                 Its:__________________________________________



                          MEESPIERSON N.V.

                           By:_________________________________________________

                                 Its:__________________________________________


                          By:_________________________________________________

                                 Its:__________________________________________



                          MERITA BANK LTD, GRAND CAYMAN BRANCH

                           By:_________________________________________________

                                 Its:__________________________________________


                          By:_________________________________________________

                                 Its:__________________________________________



                          ROYAL BANK OF CANADA

                          By:_________________________________________________

                                 Its:__________________________________________



                          THE SUMITOMO BANK, LTD.

                          By:_________________________________________________

                                 Its:__________________________________________




                                                    LENFEST COMMUNICATIONS, INC.
                                            SECOND AMENDMENT TO CREDIT AGREEMENT
                                                                Signature Page 4

                          VAN KAMPEN AMERICAN CAPITAL PRIME RATE
                          INCOME TRUST

                          By:_________________________________________________

                                 Its:__________________________________________



                                                    LENFEST COMMUNICATIONS, INC.
                                            SECOND AMENDMENT TO CREDIT AGREEMENT
                                                                Signature Page 5